[HATTERAS INCOME SECURITIES, INC. LOGO APPEARS HERE]

                                                              Semi-Annual Report

                                                                 To Shareholders
                                                                   June 30, 1999

              NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

   SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

DEAR SHAREHOLDER:

I am pleased to present the Hatteras Income Securities, Inc. (the "Company") Semi-annual Report to Shareholders for the six-month period ended June 30, 1999.

Investment Objective

The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek high monthly income consistent with prudent investment risk.

Performance Update*

The first half of 1999 came to a dramatic close as the Federal Reserve Board (the "Fed") responded to continued strong economic growth by raising the Federal Funds target rate by 25 basis points to 5%. In May, the Fed had begun hinting at an interest rate increase at the June meeting, resulting in a dramatic rise in interest rates across the yield curve. Since the beginning of the year, yields have risen between 100 and 115 basis points (100 basis points is equivalent to 1%) on short- and intermediate-term U.S. Treasury securities and approximately 90 basis points on the 30-year U.S. Treasury bond.

Minutes of the May 18th Federal Open Market Committee meeting cited "few signs of any moderation in the expansion," noting that recent economic reports pointed to strengthening business conditions, rising inflationary pressures, continuing tight labor market conditions and soaring domestic demand. At the same time, there were credible signs that the global economy is recovering from the depressing effects of the global financial crisis last fall. These factors clearly led the Fed to action.

At the beginning of the year, we expected that there would be a rebound in the corporate bond market after disappointing performance in the second half of 1998. This proved to be the case as both investment grade and high yield corporate bonds outpaced similar maturity Treasury bonds in the first half of 1999. While this year-to-date performance was impressive, both sectors have given back some of the gains from earlier in the year during May and June. We continue to see value in the sector and increased the Company's weighting in corporate bonds from 58% to 63% during the first half.

In the first half of 1999, the Company posted a return of (1.83)% based on its net asset value ("NAV") compared to (1.02)% for the Lipper Closed-end Investment Grade Bond Funds Average.** Of course, a truer measure of the Company's success is performance over longer time horizons. Over the five year period ended June 30, 1999, the Fund has delivered an average annual return of 9.10%, compared with the Lipper Closed-end Investment Grade Bond Funds Average return of 8.55%.

In addition, an important component of total return is income and, with a monthly dividend rate of $0.085 cents per share, Hatteras Income Securities, Inc. has an annualized yield of 6.65% based on the closing NAV of $15.34 on June 30, 1999. This is a very competitive yield on the portfolio, given the current level of rates. For example, a similar duration Treasury bond yields 5.65%. (Of course, shares of the Company are not as safe as a Treasury bond.)


      *The performance information quoted represents past performance, which is not an indication of future results.

     **The Lipper Closed-end Investment Grade Bond Funds Average includes 16 funds. Lipper Inc. is an independent monitor of closed-end fund performance.

Market Outlook

Looking to the second half of 1999, we believe that economic growth will continue, and that the Company will benefit from its exposure to investment grade and high yield corporate bonds. In our view, the corporate sector offers attractive valuations and domestic economic growth supports a solid credit environment. This combination should continue in the second half and we will look for opportunities to increase our exposure going forward. The wildcard in the mix remains the equity market, where historically high valuations have been supportive of economic growth. While the pace of equity market appreciation may slow, strong domestic demand and low inflation should remain supportive in the months ahead. In summary, we look for the economic expansion to continue in the second half of 1999, providing a positive backdrop for both the investment grade and high yield corporate bond markets.


Sincerely,

/s/ Robert H. Gordon

ROBERT H. GORDON
President
June 30, 1999

                        HATTERAS INCOME SECURITIES, INC.

                            PORTFOLIO OF INVESTMENTS
                           June 30, 1999 (Unaudited)



  Principal                                                  Moody's     S&P           Market
   Amount                                                    Rating      Rating         Value
CORPORATE BONDS AND NOTES -- 59.7%
               BANKING AND FINANCE -- 11.0%
$ 500,000      Capital One Bank,
               6.700% 05/15/08 ...........................   Baa2        BBB-       $ 476,578
  500,000      FCB/NB Capital Trust I, Gtd. Notes,
               8.050% 03/01/28 ...........................   Baa3        BB+          472,057
  500,000      First Union Institutional Capital Trust I,
               8.040% 12/01/26 ...........................   A1          BBB+         497,474
  500,000      Golden State Escrow Corporation,
               6.750% 08/01/01 ...........................   Ba1         BB+          493,882
  750,000      Great Western Financial,
               8.206% 02/01/27 ...........................   A3          BBB-         744,338
  500,000      Lehman Brothers Inc.,
               11.625% 05/15/05 ..........................   Baa1        A            597,383
  500,000      Popular Inc., MTN,
               6.375% 09/15/03 ...........................   A3          BBB+         473,933
  550,000      Union Planters Trust,
               6.500% 03/15/18 ...........................   Baa1        BBB          518,527
1,000,000      Western Financial Savings Bank, Sub. Deb.,
               8.500% 07/01/03 ...........................   B1          BB+          910,208
  500,000      Wilmington Trust Corporation,
               6.625% 05/01/08 ...........................   Baa2        A-           481,770
                                                                                    ---------
               Total Banking and Finance:                                           5,666,150
                                                                                    ---------
               CONTAINERS -- 1.5%
  750,000      BWAY Corporation, Sr. Sub. Notes,
               10.250% 04/15/07 ..........................   B2          B            773,437
                                                                                    ---------
               ELECTRIC UTILITY -- 0.9%
  500,000      Dominion Capital Trust I, Sr. Notes,
               7.830% 12/01/27 ...........................   Baa1        BBB+         475,739
                                                                                    ---------
               ENERGY -- 5.5%
  800,000      Barrett Resources Corporation, Sr. Notes,
               7.550% 02/01/07 ...........................   Ba1         BB+          777,323
  500,000      CMS Energy Corporation,
               8.125% 05/15/02 ...........................   Ba3         BB           504,653
  700,000      Occidental Petroleum Corporation, Sr. Deb.,
               10.125% 09/15/09 ..........................   Baa2        BBB          808,907
  800,000      PDV America Inc., Gtd. Sr. Notes,
               7.875% 08/01/03 ...........................   Baa3        BB-          782,178
                                                                                    ---------
               Total Energy:                                                        2,873,061
                                                                                    ---------

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 1999 (Unaudited)


  Principal                                                    Moody's     S&P           Market
   Amount                                                      Rating      Rating         Value
               FINANCIAL/BROKERAGE -- 4.0%
$ 500,000      Household Finance Corporation,
               5.875% 02/01/09 .............................   A2          A          $ 453,360
  500,000      Merrill Lynch & Company,
               6.000% 02/17/09 .............................   Aa3         AA-          460,995
  550,000      Morgan Stanley Finance plc, Gtd. Sub. Deb.,
               8.030% 02/28/17 .............................   A2          A-           558,120
  600,000      Paine Webber Group, Inc., Sr. Notes,
               7.625% 10/15/08 .............................   Baa1        BBB+         604,848
                                                                                      ---------
               Total Financial/Brokerage:                                             2,077,323
                                                                                      ---------
               GAS -- 2.1%
1,000,000      Louis Dreyfus Natural Gas Corporation,
               Sr. Sub Notes,
               9.250% 06/15/04 .............................   Ba3         BB+        1,063,180
                                                                                      ---------
               HEALTH CARE -- 4.3%
  600,000      Genesis Health Ventures Inc., Sr. Sub. Notes,
               9.250% 10/01/06 .............................   B2          B-           480,000
  525,000      HEALTHSOUTH Corporation, Sr. Notes,
               6.875% 06/15/05 .............................   Baa3        BBB          496,960
  500,000      Quorum Health Group, Inc., Sr. Sub. Notes,
               8.750% 11/01/05 .............................   Ba3         BB-          487,500
  750,000      Tenet Healthcare Corporation, Sr. Notes,
               8.000% 01/15/05 .............................   Ba1         BB           738,750
                                                                                      ---------
               Total Healthcare:                                                      2,203,210
                                                                                      ---------
               INDUSTRIAL -- 13.7%
  500,000      Alaris Medical Systems,
               9.750% 12/01/06 .............................   B3          B-           487,500
  500,000      Allied Waste North America,
               7.375% 01/01/04 .............................   Ba3         BB           473,750
  475,000      Beckman Instruments, Inc.,
               7.450% 03/04/08 .............................   Ba1         NR           454,601
  600,000      Coltec Industries, Inc.,
               7.500% 04/15/08 .............................   Ba2         BB           594,566
  500,000      Delphi Auto Systems Corporation,
               6.125% 05/01/04 .............................   Baa2        BBB          487,082
  500,000      Enterprise Rent A Car,
               6.625% 02/15/05 .............................   Baa2        BBB          484,136

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 1999 (Unaudited)


  Principal                                                  Moody's     S&P           Market
   Amount                                                    Rating      Rating         Value
               INDUSTRIAL -- (continued)
$ 525,000      Equistar Chemicals LP,
               8.500% 02/15/04 ...........................   Baa3        BBB-       $ 532,728
  500,000      Fisher Scientific International, Sr. Notes,
               7.125% 12/15/05 ...........................   B1          B+           462,040
  500,000      J. Seagram and Sons,
               7.500% 12/15/18 ...........................   Baa3        BBB-         483,310
  500,000      LCI International Inc.,
               7.250% 06/15/07 ...........................   Ba1         BB+          492,366
  650,000      Owens Illinois,
               7.150% 05/15/05 ...........................   Ba1         BB+          619,915
  500,000      Raytheon Company,
               7.000% 11/01/28 ...........................   Baa1        BB-          472,713
  500,000      Service Corporation International,
               6.000% 12/15/05 ...........................   Baa1        BBB          459,465
  600,000      USA Waste Services, Inc.,
               6.500% 12/15/02 ...........................   Baa3        BBB          594,990
                                                                                    ---------
               Total Industrial:                                                    7,099,162
                                                                                    ---------
               INSURANCE -- 2.1%
  600,000      Conseco Inc., Sr. Notes,
               8.796% 04/01/27 ...........................   Ba2         BBB-         550,903
  525,000      Jefferson-Pilot Capital Trust,
               8.285% 03/01/46 ...........................   A1          A+           524,287
                                                                                    ---------
               Total Insurance:                                                     1,075,190
                                                                                    ---------
               MEDIA AND CABLE -- 5.9%
  700,000      Jones Intercable, Inc., Sr. Notes,
               9.625% 03/15/02 ...........................   Ba2         BB           738,500
  750,000      Primedia Inc.,
               7.625% 04/01/08 ...........................   Ba3         BB-          716,250
1,000,000      Rogers Cablesystems Limited, Deb.,
               10.000% 12/01/07 ..........................   Ba3         BB+        1,071,250
  500,000      Viacom Inc.,
               8.250% 08/01/22 ...........................   Ba2         BB+          506,993
                                                                                    ---------
               Total Media and Cable:                                               3,032,993
                                                                                    ---------
               PAPER & FOREST PRODUCTS -- 1.7%
  750,000      Georgia-Pacific Corporation,
               9.500% 12/01/11 ...........................   Baa2        BBB-         867,569
                                                                                    ---------

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 1999 (Unaudited)


 Principal                                             Moody's     S&P            Market
   Amount                                              Rating      Rating         Value
              PUBLISHING -- 1.6%
 $ 750,000    News America Holdings Inc., Gtd. Deb.,
              10.125% 10/15/12 .....................   Baa3        BBB        $  828,289
                                                                              ----------
              TELECOMMUNICATIONS -- 3.7%
   500,000    GTE Corporation,
              7.900% 02/01/27 ......................   Baa1        A             501,693
   450,000    Lenfest Communications,
              10.500% 06/15/06 .....................   B1          BB-           517,500
   650,000    Martin Marietta Technology,
              7.750% 04/15/23 ......................   A3          BBB+          636,094
   250,000    Paramount Communications,
              7.500% 07/15/23 ......................   Ba2         BB+           243,426
                                                                              ----------
              Total Telecommunications:                                        1,898,713
                                                                              ----------
              TRANSPORTATION -- 1.7%
   750,000    Federal Express Corporation, Notes,
              9.650% 06/15/12 ......................   Baa2        BBB           881,250
                                                                              ----------
              Total Corporate Bonds and Notes:
              (Cost $31,891,368)....................                          30,815,266
                                                                              ==========
FOREIGN BONDS AND NOTES -- 1.6%
   500,000    Corp. Andina de Fomento,
              7.750% 03/01/04 ......................   A3          BBB+          487,042
   500,000    United Mexican States,
              6.250% 12/31/19 ......................   Ba2         BB            366,869
                                                                              ----------
              Total Foreign Bonds and Notes:
              (Cost $857,700).......................                             853,911
                                                                              ==========
MORTGAGE-BACKED SECURITIES -- 12.7%
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION (FHLMC)
              CERTIFICATES -- 1.1%
   519,796    7.000% 07/01/28 ......................                             515,248
    49,470    9.250% 08/01/08 ......................                              52,495
                                                                              ----------
              Total:                                                             567,743
                                                                              ----------

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 1999 (Unaudited)


  Principal                                              Moody's     S&P            Market
    Amount                                               Rating      Rating         Value
MORTGAGE-BACKED SECURITIES -- (Continued)
                FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
                CERTIFICATES -- 8.9%
 $2,933,749     6.500% 07/01/11 -- 05/01/27 ..........                          $2,864,575
  1,236,405     7.000% 06/01/11 -- 05/01/28 ..........                           1,237,021
    144,955     8.000% 01/01/28 ......................                             148,753
     95,589     9.000% 05/01/27 ......................                             101,269
    229,591     9.250% 09/01/10 ......................                             244,089
                                                                                ----------
                Total:                                                           4,595,707
                                                                                ----------
                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION (GNMA)
                CERTIFICATES -- 2.7%
    817,900     8.000% 09/15/24 ......................                             840,721
    428,719     9.000% 04/15/09 -- 12/15/16 ..........                             455,017
     75,201     9.500% 07/15/09 ......................                              81,015
                                                                                ----------
                Total:                                                           1,376,753
                                                                                ----------
                Total Mortgage-Backed Securities:
                (Cost $6,330,945).....................                           6,540,203
                                                                                ==========
U.S. TREASURY OBLIGATIONS -- 24.2%
                U.S. Treasury Bonds:
  1,850,000     8.125% 05/15/21 ......................                           2,246,594
  3,465,000     12.000% 08/15/13 .....................                           4,862,912
                U.S. Treasury Notes:
  4,000,000     13.750% 08/15/04 .....................                           5,370,000
                                                                                ----------
                Total U.S. Treasury Obligations:
                (Cost $13,255,059)....................                          12,479,506
                                                                                ==========

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 1999 (Unaudited)


                                                                         Market
                                                                          Value
                                                                     --------------
        TOTAL INVESTMENTS
        (Cost $52,335,072*)........................     98.2%        $50,688,886


        OTHER ASSETS AND LIABILITIES (Net) ........       1.8%            906,238
                                                      -------         -----------


        NET ASSETS ................................     100.0%        $51,595,124
                                                      =======         ===========

----------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:

MTN Medium Term Note

                        HATTERAS INCOME SECURITIES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 1999 (unaudited)


ASSETS:
  Investment in securities, at value (Note 1) .........................................    $ 50,688,886
  Interest receivable .................................................................         984,989
                                                                                           ------------
   Total assets .......................................................................      51,673,875
                                                                                           ------------
LIABILITIES:
  Due to custodian bank ...............................................................           3,255
  Management and advisory fees payable (Note 4) .......................................          23,591
  Accrued legal and audit fees ........................................................          20,670
  Transfer agent fees payable .........................................................          15,809
  Accrued Directors' fees and expenses ................................................           6,400
  Accrued expenses ....................................................................           9,026
                                                                                           ------------
   Total Liabilities ..................................................................          78,751
                                                                                           ------------
NET ASSETS (equivalent to $15.34 per share based on 3,363,512 shares of capital stock
  outstanding) ........................................................................    $ 51,595,124
                                                                                           ============
Investments, at cost ..................................................................    $ 52,335,072
                                                                                           ============
                                  NET ASSETS CONSIST OF:
CAPITAL STOCK -- $1.00 par value (shares authorized, 5,000,000)........................    $  3,363,512
  Paid-in capital .....................................................................      51,162,365
  Undistributed net investment income (Note 1) ........................................         269,375
  Accumulated net realized loss on investments (Note 3) ...............................      (1,553,942)
  Net unrealized depreciation of investments ..........................................      (1,646,186)
                                                                                           ------------
NET ASSETS ............................................................................    $ 51,595,124
                                                                                           ============

                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.


                            STATEMENT OF OPERATIONS
              For the Six Months Ended June 30, 1999 (unaudited)


INVESTMENT INCOME:
 Interest ........................................................................                 $  2,098,689
                                                                                                   ------------
EXPENSES:
 Management and investment advisory (Note 4) .....................................    149,084
 Transfer agent ..................................................................     33,537
 Legal and audit .................................................................     23,804
 Directors .......................................................................     14,852
 Printing ........................................................................     10,844
 New York Stock Exchange Annual Registration .....................................      8,019
 Custody (Note 4) ................................................................      3,314
 Miscellaneous ...................................................................      1,363
                                                                                      -------
   Total expenses ................................................................    244,817
 Fees reduced by credits allowed by the custodian (Note 4) .......................     (3,277)
                                                                                      -------
   Net expenses ..................................................................    241,540
                                                                                      -------
NET INVESTMENT INCOME ............................................................                    1,857,149
                                                                                                   ------------
REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS (Note 2):
 Net realized loss on investments during period ..................................                     (222,821)
 Net change in unrealized appreciation/(depreciation) of investments during period                   (2,617,336)
                                                                                                   ------------
 Net realized and unrealized loss on investments .................................                   (2,840,157)
                                                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................                 $   (983,008)
                                                                                                   ============

                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.


                       STATEMENT OF CHANGES IN NET ASSETS



                                                                               Six Months Ended          Year
                                                                                    6/30/99             Ended
                                                                                  (unaudited)          12/31/98
                                                                              ------------------   ---------------
  Net investment income ...................................................      $  1,857,149       $  3,743,102
  Net realized gain/(loss) on investments .................................          (222,821)           309,270
  Net change in unrealized appreciation/(depreciation) of investments .....        (2,617,336)          (243,047)
                                                                                 ------------       ------------
  Net increase/(decrease) in net assets resulting from operations .........          (983,008)         3,809,325
  Dividends to shareholders from investment income ........................        (1,715,396)        (3,716,696)
                                                                                 ------------       ------------
  Net increase/(decrease) in net assets ...................................        (2,698,404)            92,629
NET ASSETS:
  Beginning of period .....................................................        54,293,528         54,200,899
                                                                                 ------------       ------------
  End of period ...........................................................      $ 51,595,124       $ 54,293,528
                                                                                 ============       ============
  Undistributed net investment income at end of period ....................      $    269,375       $    127,622
                                                                                 ============       ============

                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.


                              FINANCIAL HIGHLIGHTS

     Selected data for each share of capital stock outstanding throughout each period:


                                                  Six Months Ended       Year
                                                       6/30/99          Ended
                                                     (unaudited)         1998
                                                 ------------------ -------------
Per Share Operating Performance
Net asset value at beginning of period .........    $     16.14         $  16.11
 Net investment income .........................           0.55             1.11
 Net realized and unrealized gain/(loss) on
   investment transactions .....................         ( 0.84)            0.03
                                                    -----------         --------
 Total from investment operations ..............         ( 0.29)            1.14
Less distributions
 Dividends from net investment income ..........         ( 0.51)          ( 1.11)
 Dividends in excess of net investment
   income ......................................             --               --
                                                    -----------        ---------
 Total distributions ...........................         ( 0.51)          ( 1.11)
                                                    -----------        ---------
Net asset value at end of period ...............    $     15.34         $  16.14
                                                    ===========        =========
Per share market value, end of period ..........    $    13.750        $  15.125
Total Return:
 Per share market value ........................         ( 5.69)%          10.46%
Ratios and Supplemental Data
 Net assets, end of period (thousands) .........     $   51,595        $  54,294
 Ratio of operating expenses to average net
   assets ......................................           0.93%+           0.91%
 Ratio of operating expenses to average net
   assets without fees reduced by credits
   allowed by the custodian ....................           0.94%+           0.92%
 Ratio of net investment income to average
   net assets ..................................           7.17%+           6.86%
 Portfolio turnover rate .......................          24.56%           72.04%



                                                      Year          Year           Year          Year
                                                     Ended          Ended         Ended         Ended
                                                      1997          1996           1995          1994
                                                 ------------- -------------- ------------- -------------
Per Share Operating Performance
Net asset value at beginning of period .........  $   15.91     $   16.79       $  15.20      $   16.92
 Net investment income .........................       1.18          1.23           1.35           1.44
 Net realized and unrealized gain/(loss) on
   investment transactions .....................       0.16         ( 0.84)         1.61         ( 1.71)
                                                  ---------     ----------      --------      ---------
 Total from investment operations ..............       1.34          0.39           2.96         ( 0.27)
Less distributions
 Dividends from net investment income ..........     ( 1.14)        ( 1.23)        ( 1.34)       ( 1.45)
 Dividends in excess of net investment
   income ......................................         --(a)      ( 0.04)        ( 0.03)           --
                                                  ---------     ----------      ---------     ---------
 Total distributions ...........................     ( 1.14)        ( 1.27)        ( 1.37)       ( 1.45)
                                                  ---------     ----------      ---------     ---------
Net asset value at end of period ...............  $   16.11     $   15.91       $  16.79      $   15.20
                                                  =========     ==========      =========     =========
Per share market value, end of period ..........  $  14.875     $   14.375      $  16.125     $  14.875
Total Return:
 Per share market value ........................      11.03%        ( 3.32)%        17.61%       (11.09)%
Ratios and Supplemental Data
 Net assets, end of period (thousands) .........  $  54,201     $   53,658      $  56,109     $  50,250
 Ratio of operating expenses to average net
   assets ......................................       0.94%          0.89%          0.86%         0.92%
 Ratio of operating expenses to average net
   assets without fees reduced by credits
   allowed by the custodian ....................       0.95%          0.90%          0.89%           --
 Ratio of net investment income to average
   net assets ..................................       7.18%          7.73%          8.07%         8.76%
 Portfolio turnover rate .......................     199.52%        166.30%         48.75%        28.28%

----------
  + Annualized.
(a) Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                 NOTES TO FINANCIAL STATEMENTS -- (Unaudited)

   Hatteras Income Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified investment management company.


1. SIGNIFICANT ACCOUNTING POLICIES:

   A summary of significant accounting policies followed by the Company, in preparation of its financial statements, follows. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

   Security Valuation: The Company's portfolio securities listed on an exchange are valued at the closing sales price taken from the exchange on which the security is primarily traded, or the last sales price on a national securities market. Securities traded in only the over-the-counter market are valued on the basis of the closing bid price or, if no sale occurred on such day, at the mean of the current bid and asked prices. Short-term investments that have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Restricted securities and other assets are valued by or under the direction of the Company's Board of Directors.

   Investment Policy: At least 70% of the Company's total assets will be invested in: (i) debt securities which are rated at the time of purchase as Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or better; (ii) securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (iii) securities of, or guaranteed by, the Government of Canada or of a Province of Canada or a political subdivision thereof, such securities not to exceed 25% of the Company's total assets; (iv) obligations of, or guaranteed by, banks, savings and loan institutions or their holding companies, which obligations, although not rated as a matter of policy by either Moody's or S&P, either are rated in the four highest ratings assigned by Fitch Investors Service, Inc. (AAA, AA, A or BBB), or if not rated, are considered by the Company's investment adviser to be of investment quality comparable to securities described under item (i); (v) commercial paper considered by the Company's investment adviser to be of investment quality comparable to securities which may be purchased under item (i) above; and
   (vi) cash or cash equivalents.

   Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized daily on the accrual basis. Original issue discount is accreted using the effective yield method. Market discount and premiums on securities are not amortized or accreted.

   Dividends & Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains (including net short-term capital gains) are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   Federal Income Tax: The Company intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is applicable.

                       HATTERAS INCOME SECURITIES, INC.

2. PURCHASES AND SALES OF SECURITIES:

   Net realized gains or losses from investment transactions during the period have been computed using the first-in, first-out method or determining the cost of securities sold or matured. Purchases and sales (including maturities) of securities during the six months ended June 30, 1999 are summarized as follows:



                                                                             Sales and
                                                             Purchases       Maturities
                                                          --------------   -------------
     Corporate Bonds ..................................    $10,947,835     $ 8,966,655
     U.S. Government and Agencies (Long-Term) .........      3,644,656       3,771,803
     Foreign Bonds ....................................        497,700              --
                                                           -----------     -----------
          Total .......................................    $15,090,191     $12,738,458
                                                           ===========     ===========

   At June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $(1,646,186) of which $440,578 related to appreciated securities and $2,086,764 related to depreciated securities. The aggregate cost of investment securities owned for Federal income tax purposes was $52,335,072.


3. CAPITAL LOSS CARRYFORWARD:

   At December 31, 1998, approximately $1,331,100 was available to offset future capital gains of which $731,727 expires in 1999, $47,580 expires in 2000, $476,575 expires in 2002 and $75,218 expires in 2005. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.


4. MANAGEMENT AND INVESTMENT ADVISORY FEES AND OTHER RELATED  PARTY
   TRANSACTIONS:

   The Company has entered into an investment advisory agreement ("Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Under the terms of the Advisory Agreement, the Company pays NBAI an annual fee equal to the sum of (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and (ii) 1.5% of the Company's gross income. The fee is computed and accrued weekly and paid monthly. The agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of the year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the six months ended June 30, 1999.

   The Company and NBAI have entered into an investment sub-advisory agreement ("Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI, out of its advisory fee, a sub-advisory fee equal to an annual rate of 0.15% of the Company's average weekly net assets.

   The Bank of New York ("BNY") serves as the custodian of the Company's assets. For the six months ended June 30, 1999, expenses of the Company were reduced by $3,277 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

                       HATTERAS INCOME SECURITIES, INC.

   ChaseMellon Shareholder Services ("ChaseMellon") serves as transfer agent and dividend disbursing agent for the Company.

   No officer, director or employee of NationsBank, NBAI, TradeStreet, BNY, or ChaseMellon, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. The Company pays the Chairman an annual fee of $11,000 and each other director an annual fee of $7,000.


5. SUBSEQUENT EVENTS:

   In July of 1999, NationsBank merged into Bank of America, N.A. Effective on or about September 1, 1999, it is anticipated that NBAI will change its name to Banc of America Advisors, Inc. Neither of these changes is expected to alter the level or quality of advisory or other services provided to the Company.

                        HATTERAS INCOME SECURITIES, INC.


                          DIVIDEND REINVESTMENT PLAN



Dividend Reinvestment Plan

     The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.


Participation

     Shareholders of record will receive their dividends in cash unless they have instructed ChaseMellon (the "Plan Agent") in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.


Pricing of Dividends and Distributions

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions, but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or (ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the New York Stock Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.


No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.


Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: ChaseMellon Shareholder Services, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 24850, Church Street Station, New York, New York 10249, (800) 851-9677.

BOARD OF DIRECTORS                 OFFICE OF THE COMPANY
A. MAX WALKER, Chairman            Hatteras Income Securities, Inc.
 Financial Consultant              One Bank of America Plaza -- NC1-002-33-31
                                   101 S. Tryon Street
                                   Charlotte, North Carolina 28255
WILLIAM H. GRIGG
 Chairman Emeritus,
 Duke Power Company                INVESTMENT ADVISER
                                   NationsBanc Advisors, Inc.
                                   One Bank of America Plaza
THOMAS F. KELLER                   101 S. Tryon Street
 Retired Dean,                     Charlotte, North Carolina 28255
 Fuqua School of Business,
 Duke University
                                   INVESTMENT SUB-ADVISOR
                                   TradeStreet Investment Associates, Inc.
FUND OFFICERS                      One Bank of America Plaza
ROBERT H. GORDON                   101 S. Tryon Street
 President                         Charlotte, North Carolina 28255


EDWARD D. BEDARD                   FUND COUNSEL
 Chief Financial Officer           Morrison & Foerster LLP
                                   2000 Pennsylvania Avenue, N.W.
                                   Suite 5500
ROBERT B. CARROLL                  Washington, D.C. 20006
 Secretary

                                   CUSTODIAN
GERALD MURPHY                      The Bank of New York
 Treasurer                         90 Washington St.
                                   New York, NY 10286

ANDREW R. PETRUSKI
 Assistant Treasurer               TRANSFER AGENT
                                   ChaseMellon Shareholder Services
                                   450 West 33rd Street 15th Floor
TRACIE PERSINGER                   New York, NY 10001
 Assistant Treasurer

                                   INDEPENDENT ACCOUNTANTS
MARK S. AHNRUD, CFA                PricewaterhouseCoopers LLP
 Assistant Secretary and           1177 Avenue of the Americas
 Portfolio Manager                 New York, NY 10036